SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________


   Date  of Report (Date of earliest event reported) November 13, 2000

                         BICO, INC.
   (Exact name of registrant as specified in its charter)


        Pennsylvania                                      0-10822
(State of other jurisdiction of Incorporation)      (Commission File Number)

                                25-1229323
                    (IRS Employer Identification No.)


             2275 Swallow Hill Road, Bldg. 2500
               Pittsburgh, Pennsylvania 15220
     (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code (412) 429-0673


 ___________________________________________________________
               (Former name or former address,
               if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On   November   14,  2000,  BICO   announced   its
          acceptance of David L. Purdy's resignation as president of its Biocontrol Technology, Inc. subsidiary. The Company has commenced a search for his replacement. BICO also confirmed that it has, and will continue to, fund and support the Diasensor project (press release attached).

          BICO   acknowledges  that  a  press  release   was
          evidently issued by persons at its Biocontrol Technology, Inc. division on November 13, 2000; that press release was not authorized by BICO, and it was not reviewed in compliance with BICO's corporate policy regarding the dissemination of
          non-public   information.   As   a   result,   the
          Biocontrol Technology press release dated November 13, 2000 will not be filed as an exhibit to Form 8-
          K.  BICO  believes  that the press  release  dated
          November 14, 2000, and attached hereto as an exhibit, properly addresses the issues raised in the November 13, 2000 press release.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Business Acquired.
               Not applicable.

          (b)  Pro Forma Financial Information.
               Not applicable.

          (c)  Exhibits.

               Press Release dated November 14, 2000


                         SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   BICO, INC.


                                   By: /s/ Fred E. Cooper
                                           Fred E. Cooper, CEO



DATED:  November 14, 2000






          BICO ACCEPTS RESIGNATION OF DIVISION HEAD


     Pittsburgh, PA - November 14, 2000 - BICO, Incorporated (OTCBB:BIKO) announced today that it has accepted the
resignation  of  David  L.  Purdy,  72,  President  of   the
Biocontrol Technology, Inc. division.
      Fred  E.  Cooper, CEO of BICO, said,  "We  regret  the
resignation   of   Mr.  Purdy,  who  has  made   significant
contributions in the development of the noninvasive glucose sensor technology. However, BICO assures the shareholders that it will move swiftly to replace Mr. Purdy and that the Diasensor 2000 project will continue to be funded and supported by BICO, as it has since 1989."
      To date in year 2000, BICO has funded the Diasensor project in excess of $14 million, which exceeds budget requirements by over $1 million.
     Currently, the Diasensor is in clinical trials designed and conducted by the Joslin Diabetes Center in Boston.
      To announce his resignation, Mr. Purdy issued a press release wherein he also took issue with information recently
released to BICO subsidiary Diasensor.com shareholders.   Of
those comments, Mr. Cooper said, "I feel it is important to say that the Company agrees with Mr. Purdy's comments that many issues need to be addressed before the stock of Diasensor.com is liquid, that FDA approval depends upon the successful outcome data of the Joslin trials, and that the Diasensor 2000 is not intended for use by all diabetics. BICO has never maintained otherwise. At this time, however, the Company cannot confirm Mr. Purdy's definition of the market size for the Diasensor."
     BICO, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. Biocontrol Technology, Inc., a division of BICO located in Indiana, PA, focuses on the research, development, and manufacturing of
the   Diasensor   noninvasive  glucose  sensor   and   other
biomedical products.
FOR FURTHER INFORMATION, CONTACT:
Investors                                  Media
Diane McQuaide                             Susan Taylor
1.412.429.0673 phone                       1.412.429.0673 phone
1.412.279.9690 fax                         1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER:  1.800.357.6204
WEBSITE:  www.bico.com